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                                                                    EXHIBIT 10.1

                                  HARDINGE INC.

                            2002 INCENTIVE STOCK PLAN

               1.  ESTABLISHMENT OF PLAN.

               Hardinge Inc. (hereafter referred to as the "Company") proposes to grant to selected employees of the Company and its subsidiaries: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Incentives, and (e) Performance Share Incentives (collectively hereinafter sometimes referred to as "Incentives") for the purpose of enhancing the profitability and value of the Company for the benefit of its shareholders by providing stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

               The Company also proposes to grant to Outside Directors options to purchase common stock of the Company pursuant to the Plan. The purpose of such Director Options is to provide incentives for highly qualified individuals to stand for election to the Board and to continue service on the Board and to encourage increased stock ownership by Outside Directors in order to promote long-term stockholder value. Restricted Stock Incentives, Incentive Stock Options (as defined in Section 422A of the Internal Revenue Code), Stock Appreciation Rights, Performance Share Incentives and Dividend Equivalents will not be granted to Outside Directors under the Plan.

               Incentives shall be granted pursuant to the plan herein set forth, which shall be known as the Hardinge Inc. 2002 Incentive Stock Plan (hereinafter referred to as the "Plan").

               2.  DEFINITIONS OF CERTAIN TERMS USED IN THE PLAN.

               a. "Affiliate" means any subsidiary, whether directly or indirectly owned, or parent of the Company, or any other entity designated by the Committee.
               b.  "Board" means the Company's Board of Directors.
               c.  "Change of Control" is defined in Section 18 of the Plan.
               d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor code thereto.
               e. "Committee" means the Incentive Compensation Committee of the Board of Directors of the Company or any successor committee the Board of Directors may designate to administer the Plan.
               f. "Common Stock" means the Hardinge Inc. Common Stock, par value $.01 per share.
               g. "Competition" means to manage, operate, join, control, participate in, provide consulting advice to, act as an agent or director of, or have any financial interest in (as a partner, stockholder, investor or otherwise), any firm, corporation, partnership, association, joint stock company, joint venture, unincorporated organization, limited liability company or any such similar business operation or activity (or any portion thereof), directly or indirectly, in competition with any of the business operations or activities of the Company or its Affiliates or affecting or attempting to affect a Change of Control.
               h.  "Director Stock Option" means a Nonqualified Option granted to Outside Directors pursuant to Section 7 of the Plan.
               i.  "Employee" means any person who is employed by the Company or a subsidiary of the Company.
               j. "Exchange Act" means the Securities Exchange Act of 1934, as amended.
               k. "Fair Market Value" of Stock means the fair and reasonable value thereof as determined by the Committee according to prices in trades as reported on the NASDAQ National Market. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Stock, then the Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

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               l.  "Incentive Stock Options" means stock options granted under the Plan that meet the definition of Incentive Stock Options under Section 422 of the Code.
               m. "Nonqualified Options" means stock options granted under the Plan that are not Incentive Stock Options.
               n. "Outside Director" means any member of the Company's Board of Directors who is not also an Employee.
               o. "Participant" shall mean any employee or director selected to receive a grant under the Plan.
               p.  "Performance Share Incentives" means Incentives granted under
                   Section 9 of the Plan.
               q.  "Restricted Stock Incentives" means Incentives granted under
                   Section 10 of the Plan.
               r. "Retirement" means retirement under any pension or retirement plan of the Company or of a subsidiary, or termination of employment with the Company or a subsidiary, by action of the employing company, because of disability.
               s. "Stock" means the Common Stock or any other authorized class or series of common stock or any such other security outstanding upon the reclassification of any of such classes or series of common stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock, or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate.
               t.  "Stock Appreciation Rights" means Incentives granted under
                   Section 8 of the Plan.
               u. "Stock Options" means Incentive Stock Options and Nonqualified Options granted under the Plan.
               v. A "subsidiary" means any corporation in which the Company owns, directly or indirectly, at least thirty-five percent (35%) of the total combined voting power of all classes of stock; except that for purposes of any option subject to the provisions of Section 424 of the Internal Revenue Code, as amended, the term "subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.
               w. "Termination for Cause" means an Employee's termination of employment with the Company or an Affiliate or an Outside Director's removal from office as a director of the Company, in each case because of such person's willful engaging in gross misconduct; provided, however, that a Termination for Cause shall not include termination attributable to (i) poor work performance, bad judgment or negligence, (ii) an act or omission believed by such person in good faith to have been in or not opposed to the best interests of the Company and reasonably believed by such person to be lawful, or (iii) the good faith conduct of such person in connection with a Change of Control (including opposition to or support of such Change of Control).

               3.  STOCK RESERVED FOR INCENTIVES.

               A maximum of 450,000 shares of Common Stock or the number of securities to which said number of shares may be adjusted in accordance with
Section 4 below, may be issued upon granting of Restricted Stock Incentives, Performance Share Incentives, and the exercise of Stock Options and Stock Appreciation Rights under the Plan. Such shares may be either authorized and unissued shares or previously issued shares purchased by the Company for purposes of the Plan. Subject to adjustment in accordance with Section 4 below, a maximum of one percent (1%) of the outstanding shares of the Company's Common Stock as of the first business day of any calendar year may be the subject of Incentives granted under the Plan in that calendar year. The shares available for granting Incentives in any year shall be increased by the number of shares available under the Plan in previous years but not covered by Incentives granted under the Plan in those years plus any shares as to which options or other benefits granted under the Plan have lapsed, expired, terminated or been cancelled. Any shares subject to stock options, grants or Incentives may thereafter be subject to new stock options, grants or Incentives under the Plan if there is a forfeiture of any such grants or Incentives, or the lapse, expiration or termination of any such option but not if there is a surrender of an option or portion thereof pursuant to a Stock Appreciation Right as provided hereafter in Section 8. The maximum number of shares in respect of which Incentives may be granted during the term of the Plan to an individual recipient of Incentives shall be 112,500.

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               The inability of the Company to obtain authority from any
regulatory body having jurisdiction, which counsel to Company deems necessary to the proper issuance and sale of any shares hereunder, shall relieve the Company from any liability for failure to issue or sell such shares as to which such authority has not been obtained.

               4.  ADJUSTMENT PROVISIONS

               In the event of any extraordinary dividend, reorganization, recapitalization, stock dividend, stock split-up, change in par or no par value, combination of shares, merger, consolidation, sale of all or substantially all of the assets of the Company, warrant or rights offering or combination, exchange or reclassification of Common Stock or any other similar event or any other change in the corporate structure or shares of the Company, the Committee or its delegate shall cause such equitable adjustment as it deems appropriate to be made in the number and kind of shares then remaining available for issue under the Plan, and in the terms of the outstanding Incentives to reflect such event and preserve the value of such Incentives. In the event the Committee determines that any such event has a minimal effect on the value of Incentives, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegee shall be conclusive. If any such adjustment would result in a fractional security being issuable or awarded under the Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect and no adjustment by reason hereof shall be made with respect to the number or price of shares subject to a grant.

               5.  ADMINISTRATION OF THE PLAN.

               The authority to grant Incentives to employees under the Plan shall be vested in the Committee; provided, however, that the Committee shall have no authority regarding the granting of Director Stock Options to Outside Directors, which grants shall be non-discretionary. The Committee shall determine those eligible to receive Incentives and the amount, type and terms of each Incentive, subject to the provisions of the Plan. Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer this Plan as contemplated by that Rule or any successor Rule under the Exchange Act. In making any determinations under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Incentives by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee, and any other person with rights to any Incentive under the Plan, and no member of the Committee shall be subject to individual liability with respect to the Plan.

               Subject to the provisions of the Plan, the Committee from time to time shall determine the individuals to whom, and the time or times at which, Incentives shall be granted and the terms thereof. In the case of officers to whom Incentives may be granted, the selection of such officers and all of the foregoing determinations shall be made directly by the Committee in its sole discretion. In the case of key employees other than officers, the selection of such employees and all of the foregoing determinations may be delegated by the Committee to an administrative group of officers chosen by the Committee. Incentives granted to one employee need not be identical to those granted other employees.

               The Committee shall administer and shall have full power to construe and interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations and take all other actions that the Committee believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee's determinations shall in all cases be conclusive.

               A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of the entire Committee. Any determination of the Committee may be made, without notice or meeting, by the written consent of a majority of the Committee members.

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               6.  ELIGIBILITY.

               Any Employee selected by the Committee, except a member of the Committee, shall be eligible for any Incentive contemplated under the Plan. In making its determination, the Committee shall take into account the present and potential contributions of the Employees to the success of the Company and such other such factors as the Committee shall deem relevant. Outside Directors of the Company shall be eligible for grants of Director Stock Options under Section 7 of the Plan. An Employee or Director who has been granted an Incentive under this or any other plan of the Company or any of its Affiliates may or may not be granted additional Incentives under the Plan at the discretion of the Committee. As a condition to the exercise of a grant, the Company may require the Participant exercising the grant to represent and warrant that at the time of exercise the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel to the Company, such a representation is required by applicable law.

               7.  STOCK OPTIONS.

               The Committee may grant Incentive Stock Options, other statutory options under the Code, and Nonqualified Options to eligible Employees, and such Stock Options shall be subject to the terms and conditions of this Section 7 of the Plan and such other terms and conditions as the Committee may prescribe.

               (a) OPTION PRICE. The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee. Except as provided in Section 4 hereof, under no circumstances shall the Board or the Committee lower the exercise price of outstanding options issued under the Plan.

               (b) PERIOD OF OPTION. The period of each Stock Option shall be fixed by the Committee; provided, however, that such period shall not exceed ten (10) years from the grant date in the case of Incentive Stock Options.

               (c) PAYMENT. The option price shall be payable at the time the Stock Option or the Director Stock Option is exercised in cash or, at the discretion of the Committee, in whole or in part in the form of shares of Common Stock already owned by the grantee (based on the fair market value of the Common Stock on the date the option is exercised by the Committee). No shares shall be issued until full payment therefor has been made. A grantee of a Stock Option or a Director Stock Option shall have none of the rights of a stockholder until the shares are issued.

               (d) EXERCISE OF OPTION. The shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraphs (e), (f) and (g) of this section below) shall any Stock Option or any Director Stock Option be exercisable after its specified expiration period and in no event shall a Stock Option or Director Stock Option be exercised after the expiration of ten (10) years from the date such option is granted. The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery of shares of Common Stock to the Company in payment of the exercise price of a Stock Option, the grantee of such Stock Option automatically be awarded a Stock Option for up to the number of shares of Common Stock so delivered.

               (e) RETIREMENT AND TERMINATION. Upon Retirement or termination of employment of the Stock Option grantee for reasons other than those described in Section 14 of the Plan, Stock Option privileges shall apply only to those Options immediately exercisable at the date of such Retirement or termination. The Committee, however, in its discretion, may provide on a case by case basis that any Stock Options outstanding but not yet exercisable upon such Retirement or termination of the Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Options exercisable upon Retirement shall remain exercisable for three (3) years after Retirement; Options exercisable upon termination for reasons other than Retirement or those described in Section 14 of the Plan shall remain exercisable for six (6) months after such termination.

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               (f) DEATH. Upon the death of a Stock Option or Director Stock
          Option grantee, Stock Option or Director Stock Option privileges shall apply only to those shares which were immediately exercisable at the time of death, and options exercisable upon death shall remain exercisable for three (3) years after death. The Committee, in its discretion, may provide that any Stock Options or Director Stock Options outstanding but not yet exercisable upon the death of a Stock Option or Director Stock Option grantee may become exercisable in accordance with a schedule to be determined by the Committee. Such privileges shall expire unless exercised by legal representatives within such period of time as determined by the Committee but in no event later than the date of the expiration of the Stock Option or Director Stock Option.

               (g) LIMITS ON INCENTIVE STOCK OPTIONS. Except as may otherwise be permitted by the Code, the Committee shall not, in the aggregate, grant to any Employee Incentive Stock Options that are first exercisable during any one calendar year (under all such plans of such Employee's employer corporation and its parent and subsidiary corporations) to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Options are granted, exceeds $100,000.

               Commencing with the 2002 annual meeting of the stockholders of the Company, Director Stock Options with an option period of ten (10) years and an option price equal to 100% of the fair market value of the Common Stock on the date the Director Stock Option is granted, shall be granted to each Outside Director for 750 shares of the Company's Common Stock effective as of the close of each annual meeting of the stockholders of the Company (i) at which such individual is elected a director, or (ii) following which such individual will continue to serve as a director or member of a continuing class of directors, and except as specifically provided in this paragraph, such Director Stock Options shall be subject to the terms and conditions of this Section 7 of the Plan.

               8.  STOCK APPRECIATION RIGHTS.

               The Committee may, in its discretion, grant a right to receive the appreciation in the fair market value of shares of Common Stock either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

               (a) TIME AND PERIOD OF GRANT. If a Stock Appreciation Right is granted in connection with an underlying Stock Option, it may be granted at the time of the Stock Option Grant or at any time thereafter but prior to the expiration of the Stock Option Grant. If a Stock Appreciation Right is granted in connection with an underlying Stock Option, at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the underlying Stock Option. In no event shall the exercise period for a Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee.

               (b) VALUE OF STOCK APPRECIATION RIGHT. If a Stock Appreciation Right is granted in connection with an underlying Stock Option, the grantee will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefor an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender is received by the Company over the Stock Option price multiplied by the number of shares covered by the Stock Options which are surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the grantee will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender such Stock Appreciation Right is received by the Company over the fair market value of the Common Stock on the date of grant multiplied by the number of shares covered by the grant of the Stock Appreciation Right.

               (c) PAYMENT OF STOCK APPRECIATION RIGHT. Payment of a Stock Appreciation Right shall be in the form of shares of Common Stock, cash, or any combination of shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of the grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

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               9.  PERFORMANCE SHARE INCENTIVES.

               The Committee may grant awards under which payment may be made in shares of Common Stock, cash or any combination of shares and cash if the performance of the grantee, the Company or any subsidiary or division of the Company selected by the Committee during the award period meets certain goals established by the Committee. Such Performance Share Incentives shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

               (a) INCENTIVE PERIOD AND PERFORMANCE GOALS. The Committee shall determine and include in a Performance Share Incentive grant the period of time for which a Performance Share Incentive is made ("Incentive Period"), which period must be a minimum of one year. The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, subsidiary or division or the grantee during the Incentive Period as a condition to payment of the Performance Share Incentive. The Performance Goals may include earnings per share, return on stockholders' equity, return on assets, net income, Company earnings performance compared to its domestic competition or any other financial or other measurement established by the Committee. The Performance Goal may include minimum and optimum objectives or a single set of objectives.

               (b) PAYMENT OF PERFORMANCE SHARE INCENTIVES. The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Incentive if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Incentive shall be expressed in terms of shares of Common Stock referred to as "Performance Shares". After the completion of an Incentive Period, the performance of the grantee, the Company, subsidiary or division shall be measured against the Performance Goals and the Committee shall determine whether all, none or any portion of a Performance Share Incentive shall be paid. The Committee, in its discretion, may elect to make payment in shares of Common Stock, cash or a combination of shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.

               (c) REVISION OF PERFORMANCE GOALS. At any time prior to the end of an Incentive Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, subsidiary or division and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

               (d) REQUIREMENT OF EMPLOYMENT. A grantee of a Performance Share Incentive must remain in the employment of the Company until the completion of the Incentive Period in order to be entitled to payment under the Performance Share Incentive; provided that the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

               (e) DIVIDENDS. The Committee may, in its discretion, at the time of the granting of a Performance Share Incentive, provide that any dividends declared on the Common Stock during the Incentive Period, and which would have been paid with respect to the Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

               10. RESTRICTED STOCK INCENTIVES.

               The Committee may issue shares of Common Stock to a grantee which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

               (a) REQUIREMENT OF EMPLOYMENT. A grantee of a Restricted Stock Incentive must remain in the employment of the Company during a period designated by the Committee ("Restriction Period"). If the grantee leaves the employment of the Company prior to the end of the Restriction Period, the Restricted Stock Incentive shall terminate and the shares of Common Stock shall be returned immediately to the Company; provided that

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          the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Incentive at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable, but in no event shall the Restriction Period be less than three years.

               (b) RESTRICTIONS ON TRANSFER AND LEGEND ON STOCK CERTIFICATES. During the Restriction Period, the grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock except as provided under Section 11 hereof. Each certificate for shares of Common Stock issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

               (c) ESCROW AGREEMENT. The Committee may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock Incentive will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

               (d) LAPSE OF RESTRICTIONS. All restrictions imposed under the Restricted Stock Incentive shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The grantee shall then be entitled to have the legend removed from the certificates.

               (e) DIVIDENDS. The Committee shall, in its discretion, at the grant of the Restricted Stock Incentive, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and paid to the grantee only after the expiration of the Restriction Period.

               11. DIVIDEND EQUIVALENTS.
               The Committee is hereby authorized to grant to eligible employees Dividend Equivalents under which the employee shall be entitled to receive payments in cash equivalent to the amount of cash dividends paid by the Company to holders of Common Stock with respect to a number of shares of Common Stock granted under the Plan as determined by the Committee. Subject to the terms of the Plan and any applicable agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

               12. NONTRANSFERABILITY.

               Each Incentive granted under the Incentive Stock Plan shall not be transferable other than by Will or the laws of descent and distribution, and with respect to Stock Options, shall be exercisable during the grantee's lifetime by the grantee only or the grantee's guardian or legal representative.

               13. NO RIGHT OF EMPLOYMENT.

               The Incentive Stock Plan and the Incentives granted hereunder shall not confer upon any eligible employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an eligible employee at any time and for any reason.

               14. TAXES.

               The Company shall be entitled to withhold, or otherwise collect from the recipient, the amount of any tax attributable to any amount payable or shares deliverable under the Plan after giving the person entitled to receive such amount or shares notice as far in advance as practicable. The recipient may elect, subject to approval by the Committee, to have shares withheld by the Company in satisfaction of such taxes, or to deliver other shares of Stock owned by the recipient in satisfaction of such taxes. With respect to officers of the Company or a subsidiary or other recipients subject to Section 16(b) of the Exchange Act, the Committee may impose such other conditions on the recipient's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section. The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the appropriate class or series of Stock on the date that such taxes are determined.

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               15. FORFEITURE OF INCENTIVES.

               Unless the Committee shall have determined otherwise, the recipient of an Incentive shall forfeit all amounts not payable or privileges with respect to Stock Options not immediately exercisable upon the occurrence of any of the following events:

               a.  The recipient is Terminated for Cause.
               b. The recipient voluntarily terminates his or her employment other than by Retirement after attainment of age 55, or such other age as may be provided for in the Incentive.
               c. The recipient engages in Competition with the Company or any Affiliate.
               d. The recipient engages in any activity or conduct contrary to the best interests of the Company or any Affiliate.

               Stock Options and Director Stock Options immediately exercisable upon the occurrence of any of the preceding events shall remain exercisable for seven (7) days after the occurrence of such event unless the Committee in its sole discretion shall provide that such Stock Options and Director Stock Options shall remain exercisable for a longer period.

               The Committee may include in any Incentive any additional or different conditions of forfeiture it may deem appropriate. The Committee also, after taking into account the relevant circumstances, may waive any condition of forfeiture stated above or in the Incentive contract.

               In the event of forfeiture, the recipient shall lose all rights in and to the Incentive. Except in the case of Restricted Stock Incentives as to which the restrictions have not lapsed, this provision, however, shall not be invoked to force any recipient to return any Stock already received under an Incentive.

               Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee, and its determinations shall be conclusive.

               16. ACCELERATION.

               The Committee may, in its sole discretion, accelerate the date of exercise, vesting, lapse of restrictions or other receipt of any Incentive, provided that in no event shall the Restriction Period for Restricted Stock Incentives be less than three years.

               17. RIGHTS AS A SHAREHOLDER.

               A recipient of an Incentive shall, unless the terms of the Incentive provide otherwise, have no rights as a shareholder, with respect to any options or shares which may be issued in connection with the Incentive until the issuance of a Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Stock certificate. In addition, with respect to Restricted Stock Incentives, recipients shall have only such rights as a shareholder as may be set forth on the certificate or in the terms of the Incentive.

               18. FOREIGN NATIONALS.

               Incentives may be awarded to persons who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

               19. CHANGE IN CONTROL PROVISIONS.

               (a) Impact of Event. Notwithstanding any other provision of the
                   Plan to the contrary, in the event of a Change in Control, any Incentives outstanding as of the date such Change in Control is determined

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                   to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant and all restrictions on Incentives shall immediately lapse.

               (b) Change in Control Cash Out. Notwithstanding any other
                   provision of the Plan, upon the occurrence of a Change of Control all outstanding Stock Options shall immediately become fully exercisable, and during the 60-day period from and after such Change in Control (the "Exercise Period"), an optionee shall have the right, in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option or Director Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option or Director Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option or Director Stock Option (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option or Director Stock Option as to which the right granted under this section shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option or Director Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option or Director Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Stock granted under the Stock Option or Director Stock Option. For purposes of this paragraph only, the date of grant of any Stock Option or Director Stock Option approved by the Committee prior to the date on which the Plan is approved by the Company's shareholders shall be deemed to be the date on which the Plan is approved by the Company's shareholders.

               (c) Definition of Change in Control. For purposes of the Plan, a
                   "Change in Control" shall mean the happening of any of the following events:

                       (i) An acquisition by any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") resulting in beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting
                             Securities: (1) any acquisition directly from the Company (other than an acquisition pursuant to the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company or (4) any acquisition by any person pursuant to a reorganization, merger or consolidation if, following such reorganization, merger or consolidation, the conditions described in clauses (1), (2) and (3) of subsection (iii) of this section are satisfied, or

                       (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or

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                             threatened solicitation of proxies or consents by
                             or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board; or

                       (iii) Approval by the shareholders of the Company of a
                             reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination"); excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person (other than the Company, any employee benefit plan or related trust sponsored or maintained by the Company or any corporation or other entity controlled by the Company or such corporation resulting from such Business Combination and any person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation or other entity resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                       (iv) The approval by the shareholders of the Company of a plan of partial or complete liquidation or dissolution of the Company.

               (d) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the NASDAQ National Market or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control and (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; provided, however, that in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised, cancelled or cashed out pursuant to the terms of the Plan. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

               20. AMENDMENT OF INCENTIVE.

               The Committee may amend, modify or terminate any outstanding Incentive, including substituting therefor another Incentive of the same or a different type, changing the date of exercise or realization and converting an

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

Incentive Stock Option to a Nonstatutory Stock Option, provided that the holder's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Employee and provided further that under no circumstances, except as provided in Section 4 hereof, shall the exercise price of outstanding stock options issued under the Plan be reduced.

               21. AMENDMENT TO PRIOR PLAN.

               No grants shall be made under the Company's 1996 Incentive Stock Plan on or after shareholder approval of the Plan.

               22. EFFECTIVE DATE AND TERM.

               This Plan shall be effective upon adoption by the shareholders of the Company at its 2002 Annual Meeting to be held on May 7, 2002. The Plan shall continue in effect until May 6, 2012, when it shall terminate. Upon termination, any balances of shares reserved for issuance under the Plan shall be cancelled, and no Incentives shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Incentives to conclude the administration of the Plan.

               23. TERMINATION AND AMENDMENT OF PLAN.

               The Plan may be terminated at any time by the Board of Directors except with respect to any Stock Options, Director Stock Options, Restricted Stock Incentives, Stock Appreciation Rights or Performance Share Incentives then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with any applicable laws or regulations, provided that no such amendment shall, without approval of the holders of a majority of the outstanding shares of Common stock, (i) increase the total number of shares which may be issued under the Plan, (ii) reduce the minimum purchase price or otherwise materially increase the benefits under the Plan, (iii) change the basis for valuing Stock Appreciation Rights, (iv) impair any outstanding Incentives without the consent of the holder, (v) alter the class of employees eligible to receive Incentives, or (vi) withdraw the administration of the Plan from the Committee.

               24. CONSTRUCTION OF PLAN.

               The place of administration of the Plan shall be in the State of New York, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws, but not the laws pertaining to choice of laws, of the State of New York.

               25. OTHER LAWS.

               The Committee may refuse to issue or transfer any shares or other consideration under a grant if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such grant shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no grant granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

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